INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2022
INCOME TAXES
Schedule of income tax reconciliation

	2022	2021	2020
	$	$	$
Net income (loss) for the year	(359,999)	(40,955)	(45,570)
Statutory Cayman Islands corporate tax rate	0%	0%	0%
Expected tax expense (recovery)	—	—	—